
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 1, 2001
                        Commission File Number 000-27707

                              AETHER SYSTEMS, INC.
                           (Exact name of registrant)

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
         Delaware                                                          52-2186634
(State of organization)                                       (I.R.S. Employer Identification Number)

               11460 Cronridge Drive, Owings Mills, Maryland 21117
              (Address of principal executive offices and zip code)

                                 (410) 654-6400
                         (Registrant's telephone number)

ITEM 5.  OTHER EVENTS

         Aether Systems, Inc. made a preliminary announcement on August 1, 2001 of its financial results for the quarter and six month periods ended June 30, 2001. In the announcement Aether advised that continued demand for Aether wireless data solutions drove total revenue to $32.1 million, a three-fold increase over the second quarter of last year. The results include recurring services revenue of $11.4 million, engineering services revenue of $2.8 million, software product revenue of $9.9 million, and device sales of $8.0 million.

         In the same period last year, total revenue was $10.8 million with recurring services revenue of $6.2 million, engineering services revenue of $1.6 million, software product revenue of $2.4 million and device sales of approximately $578,000. Aether's Q2 2001 revenue of $32.1 million represents a
4.6 percent increase over Q1 2001 revenue of $30.7 million.

         Non-cash charges include a restructuring charge associated with Aether's integration efforts, the amortization and impairment of goodwill relating to acquisitions, the impairment of the company's investments, the company's share of losses in joint ventures under equity method accounting, and non-cash expenses relating to options and warrants, partially offset by a gain due to the early extinguishment of debt.

         As part of Aether's integration strategy to consolidate excess facilities and eliminate redundant positions from acquired companies, the company recognized a restructuring charge of $15.9 million. This charge relates to a workforce reduction of 250 positions and the closing of six facilities.

         Gross margins improved during the quarter to 42 percent compared to 35 percent during Q1 2001. All revenue categories realized improvements.

         Results include an extraordinary gain related to the early extinguishment of $20 million in senior convertible notes payable.
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         For the first six months of 2001, Aether reported a four-fold increase in revenue to $62.7 million, compared with $16.2 million for the same period in 2000. The results include recurring services revenue of $21.8 million, engineering services revenue of $5.1 million, software product revenue of $21.7 million and device sales of $14.1 million. In the same period last year, Aether recorded recurring services of $9.0 million, engineering services revenue of $3.0 million, software product revenue of $3.4 million and device sales revenue of approximately $713,000.

SAFE HARBOR STATEMENT

This statement includes forward-looking statements based on the current expectations of Aether about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions about Aether that could cause actual results to differ materially from those in such forward-looking statements. Potential risks and uncertainties include, but are not limited to, market acceptance of the products developed or to be developed by Aether, the ability of Aether to develop new technologies and projects, future decisions regarding investments and acquisitions and future market values of similar businesses, the success of Aether's efforts to reduce marginal costs while increasing sales, and the success of joint efforts with partner companies. These risks and other risk factors are described under the caption, "Risk Factors" in Aether's filings with the Securities and Exchange Commission. Aether undertakes no obligation to update the forward-looking statements contained in this press release.

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                              AETHER SYSTEMS, INC.
                        CONDENSED CONSOLIDATED STATEMENTS
                            OF OPERATIONS (UNAUDITED)


                                                                         THREE MONTHS ENDED           SIX MONTHS ENDED
                                                                              JUNE 30,                    JUNE 30,
                                                                      ---------------------------  -----------------------------
                                                                          2001          2000           2001            2000
                                                                      ------------  -------------  --------------  -------------
in thousands except per share data

Subscriber revenue                                                        $11,408         $6,178         $21,808         $8,972
Engineering services revenue                                                2,781          1,637           5,144          3,040
Software and related services                                               9,873          2,362          21,670          3,431
Device sales                                                                8,022            578          14,121            713
                                                                      ------------  -------------  --------------  -------------
          Total revenue                                                    32,084         10,755          62,743         16,156
Cost of subscriber revenue                                                  6,617          3,154          12,851          4,213
Cost of engineering services revenue                                        1,487          1,027           2,787          1,641
Cost of software and related services                                       2,574            851           6,656          1,529
Cost of device sales                                                        7,922            595          16,139          1,268
                                                                      ------------  -------------  --------------  -------------
          Total cost of revenue                                            18,600          5,627          38,433          8,651
                                                                      ------------  -------------  --------------  -------------
          Gross profit                                                     13,484          5,128          24,310          7,505
Operating expenses:
  Research and development                                                 18,705          5,014          35,876          7,045
  General and administrative                                               23,680          8,507          49,484         13,438
  Selling and marketing                                                    20,511         16,544          40,727         22,356
  In process research and development related
    to acquisitions                                                             -             60               -          2,160
  Depreciation and amortization                                            29,448         67,041         121,243         84,451
  Option and warrant expense                                                4,358          3,605           8,938          6,050
  Impairment of goodwill associated with acquisitions                       2,211              -         961,580              -
  Restructuring Charge                                                     15,859              -          15,859              -
                                                                      ------------  -------------  --------------  -------------
                                                                          114,772        100,771       1,233,707        135,500
                                                                      ------------  -------------  --------------  -------------
          Operating loss                                                 (101,288)       (95,643)     (1,209,397)      (127,995)
Other income (expense):
  Interest income (expense), net                                            3,195         14,787           9,601         16,976
  Equity in losses of investment                                          (17,007)       (10,721)        (31,523)       (13,828)
  Investment loss, including impairments                                   (1,147)             -         (95,891)             -
  Minority Interest                                                         4,483          1,662           8,147          1,662
                                                                      ------------  -------------  --------------  -------------
           loss before Income taxes                                      (111,764)       (89,915)     (1,319,063)      (123,185)
  Income tax benefit                                                          440              -             875              -
Net loss before extraordinary item and cumulative effect              ------------  -------------  --------------  -------------
  of a change in accounting principle                                    (111,324)       (89,915)     (1,318,188)      (123,185)
Extraordinary item relating to early extinguishment of debt                 7,684                          7,684              -
                                                                      ------------  -------------  --------------  -------------
Net loss before cumulative effect of a change in
   accounting principle                                                  (103,640)       (89,915)     (1,310,504)      (123,185)
  Cumulative effect of change in accounting principle relating
    to adoption of SFAS 133, Accounting for Derivatives                         -              -           6,564              -
                                                                      ------------  -------------  --------------  -------------
                         Net loss                                        (103,640)       (89,915)     (1,303,940)      (123,185)

Net loss per share - basic and diluted before extraordinary item
  and cumulative effect of a change in accounting principle                ($2.74)        ($2.36)        ($32.54)        ($3.65)
Extraordinary item relating to early extinguishment of debt                 $0.19          $0.00           $0.19          $0.00
Cumulative effect of a change in accounting principle relating to
   adoption of SFAS 133, Accounting for Derivatives                         $0.00          $0.00           $0.16          $0.00
                                                                      ------------  -------------  --------------  -------------

Net loss per share - basic and diluted                                     ($2.55)        ($2.36)        ($32.19)        ($3.65)
                                                                      ============  =============  ==============  =============

Weighted average shares outstanding - basic
     and diluted                                                           40,576         38,031          40,511         33,765
                                                                      ============  =============  ==============  =============
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                              AETHER SYSTEMS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                        JUNE 30,       December 31,
                                                                          2001              2000
                                                                    ----------------  --------------
in thousands                                                          (unaudited)

Current assets:
  Cash and cash equivalents                                                $651,376        $872,747
  Short-term investments                                                      2,444           2,648
  Trade accounts receivable                                                  28,111          30,263
  Inventory                                                                  44,109          19,130
  Prepaid expenses and other current assets                                  18,981          17,081
                                                                    ----------------  --------------
          Total current assets                                              745,021         941,869
  Furniture, computers, and equipment, net                                   72,454          53,223
  Intangibles and other assets                                              506,366       1,682,283
                                                                    ----------------  --------------
                                                                         $1,323,841      $2,677,375
                                                                    ================  ==============

                              LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                           $8,780          $9,747
  Accrued expenses                                                           44,961          66,949
  Accrued employee compensation and benefits                                 10,991          12,566
  Deferred revenue                                                           17,727          14,170
  Notes payable                                                              14,914          18,813
                                                                    ----------------  --------------
          Total current liabilities                                          97,373         122,245

Long-term liabilities:
  Convertible subordinated notes payable and other notes payable            310,845         321,201
  Deferred tax liability                                                      9,820          10,694

Minority interest in net assets of subsidiary                                47,394          55,537

Stockholders' equity                                                        858,409       2,167,698
Commitments and contingencies
                                                                         $1,323,841      $2,677,375
                                                                    ================  ==============
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Aether Systems, Inc.

                                     By:      /s/ David C. Reymann
                                              ---------------------------------
                                              David C. Reymann
                                              Chief Financial Officer

Dated:   August 3, 2001